UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2018

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On March 1, 2018, Kohl's Corporation issued a press release reporting its earnings for the quarter and year ended February 3, 2018 and providing earnings guidance for fiscal 2018. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 2.02, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 7.01.   Regulation FD Disclosure.

See Item 2.02.

Item 8.01.   Other Events.

On February 28, 2018 the Kohl's Board of Directors declared a quarterly dividend of $0.61 per common share.  The dividend will be paid on March 28, 2018 to all shareholders of record at the close of business on March 14, 2018.

Kohl’s plans to shift its earnings reporting cadence in fiscal 2018 and expects to report its first quarter 2018 financial results during the week of May 20, 2018.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including 2018 earnings guidance. The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2018	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Executive Vice President,
General Counsel and Secretary